                                                                   Exhibit 10.46

                Summary of New Option Grants to Donald J. Listwin
                -------------------------------------------------

     On August 7, 2002, Mr. Listwin cancelled all of his remaining stock options, which options collectively represented the right to purchase 5.3 million shares of the Company's common stock. On February 10, 2003, the Company granted Mr. Listwin new options to purchase a total of 5.3 millions shares of the Company's common stock, all with an exercise price equal to fair market value on the date of grant. The new options were granted in four separate grants for administrative reasons and, in aggregate, represent a right to purchase 5.3 million shares of the Company's common stock. All of the grants were made on the same day and with the terms indicated on the four attached Notices of Option Grant.

--------------------------------------------------------------------------------
Notice of Stock Option Grant

Donald Listwin                                           Openwave Systems Inc.
1400 Seaport Blvd.                                       ID: 94-3219054
Redwood City, CA  94063                                  1400 Seaport Blvd.
                                                         Redwood City, CA  94063

--------------------------------------------------------------------------------

You have been granted a stock option (this "Option") to purchase shares in the Common Stock of Openwave Systems Inc. as detailed below:

This Notice of Stock Option Grant ("Notice"), together with the Plan document and the corresponding Stock Option Agreement (collectively, the "Stock Option Documents") delivered to you with this Notice, and in effect as of the Date of Grant, contain the terms of your Option, subject to the vesting acceleration provisions set forth in that certain Amended and Restated Employment Agreement dated January 20, 2003 between you and the Company (the "Employment Agreement"). The Plan, the Stock Option Agreement, and the Employment Agreement are hereby incorporated by reference and made a part hereof. *By signing below, you agree to all of the terms of the Stock Option Documents.

Option Number:                                       011214
Plan:                                                2001
Date of Grant:                                       2/10/2003
Vesting Commencement Date:                           2/11/2003
Exercise Price per Share:                            $1.19
Total Number of Shares Granted:                      884,250
Total Exercise Price:                                $1,052,257.50
Type of Option:                                      Non-Qualified
Term:                                                10 years
Expiration Date:                                     2/10/2013

--------------------------------------------------------------------------------
Vesting Schedule:

Subject to the Optionee continuing to be a Service Provider on such dates, this Option shall vest and become exercisable as follows, unless vesting is accelerated in accordance with the Employment Agreement:

     o    534,237 shares shall vest on 2/11/03;

     o the remaining 350,013 shares shall vest at the rate of 1/19th monthly commencing on 3/11/03 and ending on 9/11/04.

--------------------------------------------------------------------------------
Termination Period:

This Option to the extent then exercisable may be exercised for a period of 3 months after termination of your employment or consulting relationship except as otherwise provided in the Stock Option Agreement or the Employment Agreement (which under certain circumstances provides you with a one year period of time after termination of your employment (but in no event later than the Expiration Date) to exercise this Option to the extent then vested. You are responsible for keeping track of these exercise periods. The Company has no duty to provide and will not provide further notice of such periods.

--------------------------------------------------------------------------------
Acknowledgements and Agreements:

By signing below, you agree to each of the following terms:

     a) you have received and read a copy of the Stock Option Documents, under which the Option is granted and governed (which documents include this Notice);

     b)   you have reviewed the Stock Option Documents in their entirety;

     c) you have had an opportunity to obtain the advice of counsel prior to executing this Notice;

     d)   you fully understand all provisions of the Stock Option Documents;

     e) you hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Stock Option Documents;

     f) your rights to any shares underlying this Option will be earned only over time as you provide services to the Company;

     g) the grant of the Option is not consideration for services you rendered to the Company prior to your Vesting Commencement Date;

     h) nothing in the Stock Option Documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company's right to terminate that relationship at any time, for any reason, with or without cause.

          You may execute this Notice by returning an original or by facsimile (which shall have the same force and effect as the original).

*Capitalized terms not defined in this Notice have the meanings given to them in the Plan and Stock Option Agreement.

OPTIONEE:                                   OPENWAVE SYSTEMS INC.

--------------------------                  ----------------------
Donald Listwin                              Steve Peters
                                            Vice President and General Counsel

Date:
      --------------------

--------------------------------------------------------------------------------
Notice of Stock Option Grant

Donald Listwin                                           Openwave Systems Inc.
1400 Seaport Blvd.                                       ID: 94-3219054
Redwood City, CA  94063                                  1400 Seaport Blvd.
                                                         Redwood City, CA  94063

--------------------------------------------------------------------------------

You have been granted a stock option (this "Option") to purchase shares in the Common Stock of Openwave Systems Inc. as detailed below:

This Notice of Stock Option Grant ("Notice"), together with the Plan document and the corresponding Stock Option Agreement (collectively, the "Stock Option Documents") delivered to you with this Notice, and in effect as of the Date of Grant, contain the terms of your Option, subject to the vesting acceleration provisions set forth in that certain Amended and Restated Employment Agreement dated January 20, 2003 between you and the Company (the "Employment Agreement"). The Plan, the Stock Option Agreement, and the Employment Agreement are hereby incorporated by reference and made a part hereof. *By signing below, you agree to all of the terms of the Stock Option Documents.

Option Number:                                       011212
Plan:                                                OP96
Date of Grant:                                       2/10/2003
Vesting Commencement Date:                           2/11/2003
Exercise Price per Share:                            $1.19
Total Number of Shares Granted:                      1,831,934
Total Exercise Price:                                $2,180,001.46
Type of Option:                                      Non-Qualified
Term:                                                10 years
Expiration Date:                                     2/10/2013

--------------------------------------------------------------------------------
Vesting Schedule:

Subject to the Optionee continuing to be a Service Provider on such dates, this Option shall vest and become exercisable as follows, unless vesting is accelerated in accordance with the Employment Agreement:

     o    1,157,570 shares shall vest on 2/11/03;

     o the remaining 674,364 shares shall vest at the rate of 1/19th monthly commencing on 3/11/03 and ending on 9/11/04.

--------------------------------------------------------------------------------
Termination Period:

This Option to the extent then exercisable may be exercised for a period of 3 months after termination of your employment or consulting relationship except as otherwise provided in the Stock Option Agreement or the Employment Agreement (which under certain circumstances provides you with a one year period of time after termination of your employment (but in no event later than the Expiration Date) to exercise this Option to the extent then vested. You are responsible for keeping track of these exercise periods. The Company has no duty to provide and will not provide further notice of such periods.

--------------------------------------------------------------------------------
Acknowledgements and Agreements:

By signing below, you agree to each of the following terms:

     i) you have received and read a copy of the Stock Option Documents, under which the Option is granted and governed (which documents include this Notice);

     j)   you have reviewed the Stock Option Documents in their entirety;

     k) you have had an opportunity to obtain the advice of counsel prior to executing this Notice;

     l)   you fully understand all provisions of the Stock Option Documents;

     m) you hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Stock Option Documents;

     n) your rights to any shares underlying this Option will be earned only over time as you provide services to the Company;

     o) the grant of the Option is not consideration for services you rendered to the Company prior to your Vesting Commencement Date;

     p) nothing in the Stock Option Documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company's right to terminate that relationship at any time, for any reason, with or without cause.

          You may execute this Notice by returning an original or by facsimile (which shall have the same force and effect as the original).

*Capitalized terms not defined in this Notice have the meanings given to them in the Plan and Stock Option Agreement.

OPTIONEE:                                     OPENWAVE SYSTEMS INC.

--------------------------                    ----------------------------------
Donald Listwin                                           Steve Peters
                                              Vice President and General Counsel

Date:
      --------------------

--------------------------------------------------------------------------------
Notice of Stock Option Grant

Donald Listwin                                           Openwave Systems Inc.
1400 Seaport Blvd.                                       ID: 94-3219054
Redwood City, CA  94063                                  1400 Seaport Blvd.
                                                         Redwood City, CA  94063

--------------------------------------------------------------------------------

You have been granted a stock option (this "Option") to purchase shares in the Common Stock of Openwave Systems Inc. as detailed below:

This Notice of Stock Option Grant ("Notice"), together with the Plan document and the corresponding Stock Option Agreement (collectively, the "Stock Option Documents") delivered to you with this Notice, and in effect as of the Date of Grant, contain the terms of your Option, subject to the vesting acceleration provisions set forth in that certain Amended and Restated Employment Agreement dated January 20, 2003 between you and the Company (the "Employment Agreement"). The Plan, the Stock Option Agreement, and the Employment Agreement are hereby incorporated by reference and made a part hereof. *By signing below, you agree to all of the terms of the Stock Option Documents.

Option Number:                                       011211
Plan:                                                OP96
Date of Grant:                                       2/10/2003
Vesting Commencement Date:                           2/11/2003
Exercise Price per Share:                            $1.19
Total Number of Shares Granted:                      168,066
Total Exercise Price:                                $199,998.54
Type of Option:                                      Incentive
Term:                                                10 years
Expiration Date:                                     2/10/2013

--------------------------------------------------------------------------------
Vesting Schedule:

Subject to the Optionee continuing to be a Service Provider on such dates, this Option shall vest and become exercisable as follows, unless vesting is accelerated in accordance with the Employment Agreement:

     o    50,770 shares shall vest on 2/11/03;

     o the remaining 117,296 shares shall vest at the rate of 1/19th monthly commencing on 3/11/03 and ending on 9/11/04.

--------------------------------------------------------------------------------
Termination Period:

This Option to the extent then exercisable may be exercised for a period of 3 months after termination of your employment or consulting relationship except as otherwise provided in the Stock Option Agreement or the Employment Agreement (which under certain circumstances provides you with a one year period of time after termination of your employment (but in no event later than the Expiration Date) to exercise this Option to the extent then vested. You are responsible for keeping track of these exercise periods. The Company has no duty to provide and will not provide further notice of such periods.

--------------------------------------------------------------------------------
Acknowledgements and Agreements:

By signing below, you agree to each of the following terms:

     q) you have received and read a copy of the Stock Option Documents, under which the Option is granted and governed (which documents include this Notice);

     r)   you have reviewed the Stock Option Documents in their entirety;

     s) you have had an opportunity to obtain the advice of counsel prior to executing this Notice;

     t)   you fully understand all provisions of the Stock Option Documents;

     u) you hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Stock Option Documents;

     v) your rights to any shares underlying this Option will be earned only over time as you provide services to the Company;

     w) the grant of the Option is not consideration for services you rendered to the Company prior to your Vesting Commencement Date;

     x) nothing in the Stock Option Documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company's right to terminate that relationship at any time, for any reason, with or without cause.

          You may execute this Notice by returning an original or by facsimile (which shall have the same force and effect as the original).

*Capitalized terms not defined in this Notice have the meanings given to them in the Plan and Stock Option Agreement.

OPTIONEE:                                     OPENWAVE SYSTEMS INC.

--------------------------                    ----------------------------------
Donald Listwin                                          Steve Peters
                                              Vice President and General Counsel

Date:
      --------------------

--------------------------------------------------------------------------------
Notice of Stock Option Grant

Donald Listwin                                           Openwave Systems Inc.
1400 Seaport Blvd.                                       ID: 94-3219054
Redwood City, CA  94063                                  1400 Seaport Blvd.
                                                         Redwood City, CA  94063

--------------------------------------------------------------------------------

You have been granted a stock option (this "Option") to purchase shares in the Common Stock of Openwave Systems Inc. as detailed below:

This Notice of Stock Option Grant ("Notice"), together with the Plan document and the corresponding Stock Option Agreement (collectively, the "Stock Option Documents") delivered to you with this Notice, and in effect as of the Date of Grant, contain the terms of your Option, subject to the vesting acceleration provisions set forth in that certain Amended and Restated Employment Agreement dated January 20, 2003 between you and the Company (the "Employment Agreement"). The Plan, the Stock Option Agreement, and the Employment Agreement are hereby incorporated by reference and made a part hereof. *By signing below, you agree to all of the terms of the Stock Option Documents.

Option Number:                                       011213
Plan:                                                OP95
Date of Grant:                                       2/10/2003
Vesting Commencement Date:                           2/11/2003
Exercise Price per Share:                            $1.19
Total Number of Shares Granted:                      2,415,750
Total Exercise Price:                                $2,874,742.50
Type of Option:                                      Non-Qualified
Term:                                                10 years
Expiration Date:                                     2/10/2013

--------------------------------------------------------------------------------
Vesting Schedule:

Subject to the Optionee continuing to be a Service Provider on such dates, this Option shall vest and become exercisable as follows, unless vesting is accelerated in accordance with the Employment Agreement:

     o    1,459,524 shares shall vest on 2/11/03; and

     o the remaining 956,226 shares shall vest at the rate of 1/19th monthly commencing on 3/11/03 and ending on 9/11/04.

--------------------------------------------------------------------------------
Termination Period:

This Option to the extent then exercisable may be exercised for a period of 3 months after termination of your employment or consulting relationship except as otherwise provided in the Stock Option Agreement or the Employment Agreement (which under certain circumstances provides you with a one year period of time after termination of your employment (but in no event later than the Expiration Date) to exercise this Option to the extent then vested. You are responsible for keeping track of these exercise periods. The Company has no duty to provide and will not provide further notice of such periods.

--------------------------------------------------------------------------------
Acknowledgements and Agreements:

By signing below, you agree to each of the following terms:

     y) you have received and read a copy of the Stock Option Documents, under which the Option is granted and governed (which documents include this Notice);

     z)   you have reviewed the Stock Option Documents in their entirety;

     aa) you have had an opportunity to obtain the advice of counsel prior to executing this Notice;

     bb)  you fully understand all provisions of the Stock Option Documents;

     cc) you hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Stock Option Documents;

     dd) your rights to any shares underlying this Option will be earned only over time as you provide services to the Company;

     ee) the grant of the Option is not consideration for services you rendered to the Company prior to your Vesting Commencement Date;

     ff) nothing in the Stock Option Documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company's right to terminate that relationship at any time, for any reason, with or without cause.

          You may execute this Notice by returning an original or by facsimile (which shall have the same force and effect as the original).

*Capitalized terms not defined in this Notice have the meanings given to them in the Plan and Stock Option Agreement.

OPTIONEE:                                     OPENWAVE SYSTEMS INC.

--------------------------                    ----------------------------------
Donald Listwin                                           Steve Peters
                                              Vice President and General Counsel

Date:
      --------------------